--------------------------------------------------------------------------------

                                  SMITH BARNEY
                            SMALL CAP CORE FUND, INC.

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              STYLE PURE SERIES | ANNUAL REPORT | DECEMBER 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

       Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

             -------------------------------------------------------
             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Style Pure Series

[PHOTO OMITTED]

SANDIP A. BHAGAT
PORTFOLIO MANAGER

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Annual Report o December 31, 2002

SMITH BARNEY SMALL
CAP CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDIP A. BHAGAT
--------------------------------------------------------------------------------

Sandip A. Bhagat, CFA, has more than 15 years of securities business experience.
Education: BS in Chemical Engineering from the University of Bombay, MS and MBA University of Connecticut.

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FUND OBJECTIVE
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The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.

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FUND FACTS
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FUND INCEPTION
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January 23, 1990

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
15 Years

                                         CLASS A       CLASS B        CLASS L
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NASDAQ                                    SBDSX         SBDBX          SBDLX
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INCEPTION                                1/23/90       6/25/97        6/24/97
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Average Annual Total Returns as of December 31, 2002*

                                                    Without Sales Charges(1)

                                                Class A     Class B     Class L
--------------------------------------------------------------------------------
One-Year                                        (20.16)%    (20.80)%    (20.80)%
--------------------------------------------------------------------------------
Five-Year                                        (0.80)      (1.55)      (1.54)
--------------------------------------------------------------------------------
Ten-Year                                          6.70         N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                                  6.62        1.40        1.53
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                                                     With Sales Charges(2)

                                                Class A     Class B     Class L
--------------------------------------------------------------------------------
One-Year                                       (24.13)%     (24.76)%    (22.35)%
--------------------------------------------------------------------------------
Five-Year                                       (1.81)       (1.71)      (1.74)
--------------------------------------------------------------------------------
Ten-Year                                         6.16          N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                                 6.19         1.40        1.35
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively.

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What's Inside

Letter From the Chairman ..................................................    1

Letter From the Manager ...................................................    2

Historical Performance ....................................................    6

Value of $10,000 ..........................................................    9

Fund at a Glance ..........................................................   10

Schedule of Investments ...................................................   11

Statement of Assets and Liabilities .......................................   21

Statement of Operations ...................................................   22

Statements of Changes in Net Assets .......................................   23

Notes to Financial Statements .............................................   24

Financial Highlights ......................................................   29

Independent Auditors' Report ..............................................   32

Additional Information ....................................................   33

Tax Information ...........................................................   35

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.


--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Small Cap Core Fund, Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer


1   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
                            LETTER FROM THE MANAGER
================================================================================

Performance Review

For the year ended December 31, 2002, the Fund's Class A shares, without sales charges, returned negative 20.16%. In comparison, the Russell 2000 Index(1) returned negative 20.48% for the same period.

Investment Strategy

The Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with relatively small market capitalizations at the time of investment.(2) These are companies with market capitalizations in excess of $100 million and in the lowest 20% of publicly traded companies.

We do not attempt to time the market nor do we focus on exploiting market sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small cap stocks that are likely to outperform their peers. As a result of our investment approach, the Fund's holdings are widely diversified among 250 to 300 companies that should perform in a manner comparable to the Russell 2000 Index, a broad measure of the small cap market.

Portfolio Manager Market Overview

The U.S. economy has followed an erratic, up-and-down pattern since late 2001. Overall, however, the economy appears to have grown at a 2.6% annual rate in 2002 -- a slow recovery, but a recovery nonetheless.

In the first quarter of 2002, the U.S. economy grew at a robust, inventory-driven 5% annualized rate. Because the 2001 recession was mild by historic measures, the economy continued to operate well below its potential output level and was able to absorb such strong growth in the first quarter without igniting inflationary pressures.

Economic growth slowed to 1.1% in the second quarter. Factors contributing to the slowdown included slower consumer spending, a surge in imports, slower inventory adjustment and a decline in state and local government spending. However, business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

The third quarter was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession, as growing uncertainty translated into weaker business spending and slower job growth.

The U.S. economy barely grew in the fourth quarter of 2002. Nonetheless, CEO certification of financial statements and anticipation of added fiscal stimulus through more tax cuts triggered a sharp stock market rally even as economic growth remained sluggish.

----------
(1) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

(2) Please note that small-cap companies often experience sharper price fluctuations than stocks of mid and large-capitalization companies.


2   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

In this environment, small cap stocks outperformed their large cap counterparts in 2002 while value stocks outperformed growth stocks. During the twelve months ending in December 2002, the Russell 2000 Index returned negative 20.48% while the S&P 500 Index(3) returned negative 22.09%. The Russell 2000 Value Index(4) returned negative 11.43%, ahead of the Russell 2000 Growth Index's(5) return of negative 30.26%.

We believe the outperformance of small cap stocks in the first half of 2002 was related to the stimulative monetary policy that was put in place during 2001. As fears of a double-dip recession emerged in the third quarter of 2002, however, small cap stocks lost their momentum relative to large cap stocks.

Portfolio Manager Market Outlook

Although the U.S. economy continues to face headwinds, growth is expected to be somewhat stronger in 2003 than it was in 2002. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending.

We believe that low inflation, uncertainties related to Iraq, and an economic recovery that is too slow to create significant numbers of new jobs give the U.S. Federal Reserve Board ("Fed") the latitude necessary to keep monetary policy in its current highly accommodative stance. The Fed has called the current stance of monetary policy "accommodative" in policy statements released following every Federal Open Markets Committee ("FOMC")(6) meeting in 2002, including the November meeting that resulted in the Fed easing another 50 basis points(7) to 1.25%.

The Fed's "bias" was changed back to neutral following the November FOMC meeting. The statement released after that meeting pointed toward heightened uncertainties from geopolitical risks that have acted to slow spending, investment and job creation. We believe that the unexpectedly large size of the ease, the shift to a neutral bias and the FOMC's characterization of the current state of economic growth as a "soft spot" have led to expectations that the Fed is done easing for the foreseeable future.

Corporate financial health appears to be slowly improving. Modest gains in profits have been accomplished in an environment of very little pricing power and consequently low inflation. We believe that cost cutting has resulted in large gains in productivity and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters of 2002, the outlook for continued capital spending remains clouded by near-term uncertainty. Excess capacity in office and manufacturing space appears likely to continue to depress commercial construction activity well into 2003.

The bottom line is that we feel the economy may continue to grow modestly and at a below-trend pace in 2003. Although we expect consumer spending to slow somewhat, the corporate sector appears poised to take up the slack. Federal government spending strength should largely offset weakness in state and local spending. Inventories, still at very low levels, are expected to add only modestly to growth. The weaker dollar and improvement in the technology sector may allow exports to grow fast enough to offset import growth, but not much more.

----------
(3) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(4) The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

(5) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

(6) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(7)   A basis point is one one-hundredth (1/100 or 0.01) of one percent.


3   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

Small cap stocks tend to perform well in the early stages of an economic recovery. Many investors now believe that aggressive easing by the Fed and the new fiscal stimulus from the Bush economic package sets the stage for a stronger economy in 2003.

Portfolio Manager Fund Overview

In the consumer discretionary sector, the Fund's overweighted position in Corinthian Colleges, Inc. helped performance as the stock benefited from a positive business outlook. Corinthian Colleges, Inc. is a private, for-profit education company. The Gymboree Corp., which operates children apparel stores and play centers, delivered strong sales and margins improvement during the year. Its stock price rose as the company continued its successful expansion plan to promote growth. The Toro Co., which manufactures turf maintenance equipment, reported healthy profits and boosted earnings guidance for the year.

In the healthcare sector, the Fund's position in Priority Healthcare Corp. helped performance as the specialty pharmaceuticals distributor continued its strong business momentum and approved additional shares repurchases. Mid Atlantic Medical Services, a managed care insurer, posted strong earnings and provided guidance calling for stronger sales. The Fund's underweighted position in Ligand Pharmaceuticals also helped performance when the stock dropped significantly after it reduced earnings guidance because of lower wholesale demand for its drugs.

On the other hand, the Fund's holdings in the technology sector underperformed dramatically. In particular, the Fund's overweight positions in InFocus, FreeMarkets, Inc. and MKS Instruments, Inc. contributed to its underperformance. Revenues and earnings for both InFocus and FreeMarkets, Inc. continued to fall during the year, as capital expenditure from major corporations remained constrained. InFocus develops and manufactures data and video projection systems, while FreeMarkets, Inc. creates business-to-business online markets. MKS Instruments, Inc., which develops and manufactures instruments in reactive gas generation, dropped as demand for its products continued to be weak especially in the semiconductor industry.

Portfolio Manager Fund Outlook

The possibility of reduced tax rates on dividends and increased allowances for capital losses are expected to rank among the key policy issues during the early part of 2003. In addition, we believe that investors will pay close attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have been mitigated due to unprecedented scrutiny, we believe that geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that investor's aversion to risk has derailed the long-term economic recovery, which appears to be progressing gradually and steadily. Nevertheless, investors could face increased market volatility as global political events influence oil prices and other economic factors.

The recent recovery in stock prices was led by lower quality, higher risk speculative companies. We have observed a zigzag pattern of investor sentiment for several months, in which bursts of optimism based on stimulative policy have alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if expectations of a continued economic recovery are realized during 2003. We have maintained our dual focus on low valuations and rising earnings expectations as the key stock selection parameters during this difficult market environment.


4   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc.

Sincerely,


/s/ Sandip A. Bhagat


Sandip A. Bhagat, CFA
Vice President and
Investment Officer

January 23, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 11 through 20 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio manager's views are as of December 31, 2002 and are subject to change.


5   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares(1)
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)+
================================================================================================
12/31/02                    $12.80        $10.22        $0.00          $0.00           (20.16)%
------------------------------------------------------------------------------------------------
12/31/01                     12.91         12.80         0.00           0.00            (0.85)
------------------------------------------------------------------------------------------------
12/31/00                     14.26         12.91         0.00           1.52             1.57
------------------------------------------------------------------------------------------------
12/31/99                     13.35         14.26         0.08           1.68            21.09
------------------------------------------------------------------------------------------------
12/31/98                     13.68         13.35         0.00           0.16            (1.31)
------------------------------------------------------------------------------------------------
12/31/97                     12.30         13.68         0.04           1.98            28.25
------------------------------------------------------------------------------------------------
12/31/96                     12.15         12.30         0.04           2.00            20.56
------------------------------------------------------------------------------------------------
12/31/95                     11.78         12.15         0.11           1.94            18.90
------------------------------------------------------------------------------------------------
12/31/94                     12.50         11.78         0.05           0.09            (4.36)
------------------------------------------------------------------------------------------------
12/31/93                     11.49         12.50         0.01           0.00             8.90
================================================================================================
Total                                                   $0.33          $9.37
================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)+
================================================================================================
12/31/02                    $12.26         $9.71        $0.00          $0.00           (20.80)%
------------------------------------------------------------------------------------------------
12/31/01                     12.45         12.26         0.00           0.00            (1.53)
------------------------------------------------------------------------------------------------
12/31/00                     13.92         12.45         0.00           1.52             0.72
------------------------------------------------------------------------------------------------
12/31/99                     13.09         13.92         0.00           1.68            20.21
------------------------------------------------------------------------------------------------
12/31/98                     13.52         13.09         0.00           0.16            (2.07)
------------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.34         13.52         0.01           1.98            16.73++
================================================================================================
Total                                                   $0.01          $5.34
================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)+
================================================================================================
12/31/02                    $12.26         $9.71        $0.00          $0.00           (20.80)%
------------------------------------------------------------------------------------------------
12/31/01                     12.45         12.26         0.00           0.00            (1.53)
------------------------------------------------------------------------------------------------
12/31/00                     13.91         12.45         0.00           1.52             0.79
------------------------------------------------------------------------------------------------
12/31/99                     13.09         13.91         0.00           1.68            20.12
------------------------------------------------------------------------------------------------
12/31/98                     13.51         13.09         0.00           0.16            (1.99)
------------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.24         13.51         0.01           1.98            17.53++
================================================================================================
Total                                                   $0.01          $5.34
================================================================================================


6   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares(1)
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Return         Total
Year Ended                  of Year       of Year     Dividends     Distributions    of Capital     Returns(2)+
===============================================================================================================
12/31/02                    $13.00        $10.42        $0.01          $0.00            $0.00         (19.77)%
---------------------------------------------------------------------------------------------------------------
12/31/01                     13.07         13.00         0.01           0.00             0.01          (0.37)
---------------------------------------------------------------------------------------------------------------
12/31/00                     14.37         13.07         0.00           1.52             0.00           1.91
---------------------------------------------------------------------------------------------------------------
12/31/99                     13.34         14.37         0.03           1.68             0.00          21.55
---------------------------------------------------------------------------------------------------------------
12/31/98                     13.63         13.34         0.03           0.16             0.00          (0.80)
---------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.87         13.63         0.04           0.00             0.00          (1.42)++
===============================================================================================================
Total                                                   $0.12          $3.36            $0.01
===============================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                             Without Sales Charges(2)
                                ------------------------------------------------
                                Class A(1)     Class B        Class L    Class Y
================================================================================
Year Ended 12/31/02             (20.16)%      (20.80)%       (20.80)%   (19.77)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02        (0.80)        (1.55)         (1.54)     (0.36)
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02          6.70           N/A            N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/02       6.62          1.40           1.53      (0.30)
================================================================================

                                               With Sales Charges(3)
                                ------------------------------------------------
                                Class A(1)     Class B        Class L    Class Y
================================================================================
Year Ended 12/31/02             (24.13)%      (24.76)%       (22.35)%  (19.77)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02        (1.81)        (1.71)         (1.74)    (0.36)
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02          6.16          N/A             N/A       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/02       6.19          1.40           1.35     (0.30)
================================================================================


7   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(2)
--------------------------------------------------------------------------------
Class A (12/31/92 through 12/31/02)                             91.31%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/02)                            7.95
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/02)                            8.76
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/02)                           (1.54)
================================================================================

(1) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


8   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Core Fund, Inc. vs. Russell 2000 Index+

--------------------------------------------------------------------------------
                         December 1992 -- December 2002

   [The following table was depicted as a line chart in the printed material.]

                            Smith Barney
                           Small Cap Core
                             Fund, Inc.
                           Class A Shares          Russell 2000 Index
                           --------------          ------------------
Dec 1992                        9504                     10000
Dec 1993                       10350                     11888
Dec 1994                        9869                     11671
Dec 1995                       12239                     14993
Dec 1996                       14755                     17466
Dec 1997                       18922                     21373
Dec 1998                       18675                     20829
Dec 1999                       22613                     25255
Dec 2000                       22967                     24493
Dec 2001                       22772                     25121
Dec 2002                       18182                     19976

+ Hypothetical illustration of $10,000 invested on December 31, 1992, assuming reinvestment of dividends and capital gains, if any, through December 31, 2002. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


9   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
         Smith Barney Small Cap Core Fund, Inc. at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Oshkosh Truck Corp. .................................................   0.7%

 2. UGI Corp. ...........................................................   0.7

 3. FTI Consulting, Inc. ................................................   0.7

 4. LandAmerica Financial Group, Inc. ...................................   0.7

 5. Hilb, Rogal & Hamilton Co. ..........................................   0.7

 6. Catellus Development Corp. ..........................................   0.7

 7. Hollywood Entertainment Corp. .......................................   0.7

 8. Dole Food Co., Inc. .................................................   0.7

 9. New Jersey Resources Corp. ..........................................   0.6

10. Fisher Scientific International, Inc. ...............................   0.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                          6.6%        Banking
                          5.4%        Biotechnology
                          5.3%        Energy
                          5.6%        Financial Services
                          6.7%        Healthcare
                          3.6%        Insurance
                          7.9%        Real Estate
                          6.9%        Retail
                          4.7%        Semiconductors
                          4.3%        Software
                         43.0%        Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                         98.2%        Common Stock
                          0.2%        U.S. Treasury Bills
                          1.6%        Repurchase Agreement

* All information is as of December 31, 2002. Please note that the Fund's holdings and their weightings are subject to change.
+     As a percentage of total common stock.
++    As a percentage of total investments.


10   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
COMMON STOCK -- 98.2%
Aerospace/Defense -- 1.9%
        19,467     Curtiss-Wright Corp. (a)                                           $  1,242,384
        31,938     Ducommun Inc. (b)                                                       506,217
        30,934     FLIR Systems, Inc. (b)                                                1,509,579
        33,347     GenCorp Inc. (a)                                                        264,108
         6,670     HEICO Corp.                                                              70,769
        10,071     Herley Industries, Inc. (a)(b)                                          175,316
        19,537     Moog Inc., Class A Shares (b)                                           606,428
        30,277     United Defense Industries, Inc. (b)                                     705,454
        23,742     Woodward Governor Co. (a)                                             1,032,777
--------------------------------------------------------------------------------------------------
                                                                                         6,113,032
--------------------------------------------------------------------------------------------------
Automotive -- 2.3%
        36,487     CLARCOR Inc.                                                          1,177,435
        40,281     Cooper Tire & Rubber Co.                                                617,911
        20,391     Dura Automotive Systems, Inc. (b)                                       204,726
        54,839     IMPCO Technologies, Inc. (a)(b)                                         257,195
        37,459     Oshkosh Truck Corp.                                                   2,303,728
        35,352     Stoneridge, Inc. (b)                                                    420,689
         8,815     Superior Industries International, Inc.                                 364,588
       148,080     Tenneco Automotive Inc. (b)                                             598,243
       115,831     Tower Automotive, Inc. (b)                                              521,240
        21,074     Winnebago Industries, Inc. (a)                                          826,733
--------------------------------------------------------------------------------------------------
                                                                                         7,292,488
--------------------------------------------------------------------------------------------------
Banking -- 6.5%
        61,316     Anchor BanCorp Wisconsin, Inc.                                        1,272,307
         4,358     Capital City Bank Group, Inc.                                           170,790
        21,590     Community Bank System, Inc.                                             676,846
        47,022     Doral Financial Corp.                                                 1,344,829
        41,229     East West Bancorp, Inc.                                               1,487,542
        11,042     Financial Institutions, Inc.                                            324,193
         6,025     First Community Bancshares, Inc.                                        185,329
        13,216     First Essex Bancorp, Inc.                                               441,414
        18,968     First Financial Holdings, Inc.                                          469,648
         8,240     Flagstar Bancorp, Inc. (a)                                              177,984
        39,007     Flushing Financial Corp.                                                638,857
        56,932     Greater Bay Bancorp (a)                                                 984,354
        38,439     Independent Bank Corp.                                                  876,409
        69,877     Local Financial Corp. (b)                                             1,023,698
         5,131     National Penn Bancshares, Inc.                                          136,237
        28,173     NetBank, Inc. (b)                                                       272,715
        13,523     Port Financial Corp.                                                    603,396
        10,083     Prosperity Bancshares, Inc. (a)                                         191,577
        37,053     Provident Bankshares Corp.                                              856,332
        74,845     R&G Financial Corp., Class B Shares                                   1,740,146
        27,689     Seacoast Banking Corp. of Florida                                       521,661
        57,421     Seacoast Financial Services Corp.                                     1,149,052
        28,067     Silicon Valley Bancshares (b)                                           512,223
        36,956     The South Financial Group, Inc.                                         763,511
        29,363     Staten Island Bancorp, Inc.                                             591,371

                       See Notes to Financial Statements.


11   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Banking -- 6.5% (continued)
        29,056     Texas Regional Bancshares, Inc., Class A Shares                    $  1,032,679
        22,449     UCBH Holdings, Inc.                                                     952,960
         7,715     UMB Financial Corp.                                                     295,184
        13,994     Wintrust Financial Corp. (a)                                            438,292
         6,449     WSFS Financial Corp.                                                    212,624
--------------------------------------------------------------------------------------------------
                                                                                        20,344,160
--------------------------------------------------------------------------------------------------
Basic Materials -- 0.6%
        48,299     H.B. Fuller Co.                                                       1,249,978
        32,805     Watts Industries, Inc., Class A Shares                                  516,351
--------------------------------------------------------------------------------------------------
                                                                                         1,766,329
--------------------------------------------------------------------------------------------------
Biotechnology -- 5.3%
       115,868     Alexion Pharmaceuticals, Inc. (a)(b)                                  1,636,056
        51,946     American Pharmaceutical Partners, Inc. (a)(b)                           924,639
        20,022     Bio-Rad Laboratories, Inc. (a)(b)                                       774,851
        39,187     Cambrex Corp.                                                         1,183,839
       100,503     Cell Genesys, Inc. (a)(b)                                             1,120,709
        22,238     Charles River Laboratories International, Inc. (b)                      855,718
        31,618     Chattem, Inc. (a)(b)                                                    649,750
        46,914     Covance Inc. (b)                                                      1,153,615
        98,332     Exact Sciences Corp. (a)(b)                                           1,064,936
        38,720     Gene Logic Inc. (a)(b)                                                  243,549
        36,029     IDEXX Laboratories, Inc. (b)                                          1,183,553
        87,258     Kosan Biosciences, Inc. (b)                                             529,656
       103,511     Maxygen Inc. (b)                                                        788,754
        25,806     NPS Pharmaceuticals, Inc. (a)(b)                                        649,537
        86,981     Perrigo Co. (b)                                                       1,056,819
        24,544     Pharmacopeia, Inc. (b)                                                  218,932
        53,098     Serologicals Corp. (b)                                                  584,078
        72,571     Telik, Inc. (b)                                                         846,178
        28,089     Trimeris, Inc. (a)(b)                                                 1,210,355
--------------------------------------------------------------------------------------------------
                                                                                        16,675,524
--------------------------------------------------------------------------------------------------
Broadcasting -- 0.6%
        42,377     Crown Media Holdings, Inc., Class A Shares (a)(b)                        95,772
        47,607     Cumulus Media Inc., Class A Shares (b)                                  707,916
        16,058     Media General, Inc.                                                     962,677
        11,271     Saga Communications, Inc., Class A Shares (b)                           214,149
--------------------------------------------------------------------------------------------------
                                                                                         1,980,514
--------------------------------------------------------------------------------------------------
Business Services -- 3.5%
        28,840     Bowne & Co., Inc.                                                       344,638
        44,196     The Corporate Executive Board Co. (b)                                 1,410,736
        24,093     eResearch Technology, Inc. (a)(b)                                       403,558
        33,170     Fair, Isaac and Co., Inc. (a)                                         1,416,359
        55,563     FTI Consulting, Inc. (a)(b)                                           2,230,854
        63,009     Global Imaging Systems, Inc.                                          1,158,105
        22,540     Heidrick & Struggles International, Inc. (a)(b)                         330,662
        36,517     Jupitermedia Corp. (a)(b)                                                90,927
        13,715     Kroll Inc. (b)                                                          261,682
        54,839     MemberWorks Inc. (a)(b)                                                 986,005

                       See Notes to Financial Statements.


12   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Business Services -- 3.5% (continued)
        13,531     Monro Muffler Brake, Inc. (b)                                      $    228,674
        30,344     NCO Group, Inc. (b)                                                     483,987
        31,300     RemedyTemp, Inc., Class A Shares (b)                                    438,200
        88,878     Tetra Tech, Inc. (b)                                                  1,084,312
         7,703     UniFirst Corp.                                                          155,601
--------------------------------------------------------------------------------------------------
                                                                                        11,024,300
--------------------------------------------------------------------------------------------------
Capital Goods -- 1.4%
        21,572     Actuant Corp., Class A Shares (b)+                                    1,002,019
        18,983     Dominion Homes, Inc. (b)                                                270,508
        36,272     ElkCorp                                                                 627,506
         8,789     Engineered Support Systems, Inc. (a)                                    322,205
        46,958     Lennox International Inc. (a)                                           589,323
         7,645     M/I Schottenstein Homes, Inc.                                           212,531
        25,708     Osmonics, Inc. (b)                                                      435,494
        19,463     Palm Harbor Homes, Inc. (b)                                             340,019
        24,990     SureBeam Corp., Class A Shares (a)(b)                                   100,960
        35,666     Watsco, Inc.                                                            584,209
--------------------------------------------------------------------------------------------------
                                                                                         4,484,774
--------------------------------------------------------------------------------------------------
Chemicals -- 2.5%
        94,406     Airgas, Inc. (b)+                                                     1,628,503
        91,974     Crompton Corp.                                                          547,245
        50,737     Cytec Industries Inc. (b)                                             1,384,105
        55,384     Ferro Corp.                                                           1,353,031
        63,011     Georgia Gulf Corp.                                                    1,458,075
        35,947     Minerals Technologies Inc.                                            1,551,113
--------------------------------------------------------------------------------------------------
                                                                                         7,922,072
--------------------------------------------------------------------------------------------------
Computers -- 3.4%
         7,556     Anteon International Corp. (b)                                          181,344
        40,209     CCC Information Services Group Inc. (a)(b)                              713,710
        63,926     Electronics for Imaging, Inc. (b)                                     1,039,501
        62,099     Iomega Corp. (b)                                                        487,477
        29,337     Kronos Inc. (b)                                                       1,085,176
        48,975     Overture Services, Inc. (a)(b)                                        1,337,507
        41,917     PEC Solutions, Inc. (a)(b)                                            1,253,318
        90,041     Pinnacle Systems, Inc. (b)                                            1,225,458
        58,353     RadiSys Corp. (b)                                                       465,657
        90,355     Rainbow Technologies, Inc. (b)                                          647,845
        52,528     SanDisk Corp. (a)(b)                                                  1,066,318
        36,806     SCM Microsystems, Inc. (a)(b)                                           156,426
       155,474     Western Digital Corp. (b)                                               993,479
--------------------------------------------------------------------------------------------------
                                                                                        10,653,216
--------------------------------------------------------------------------------------------------
Consumer Products and Services -- 2.7%
        23,375     4Kids Entertainment, Inc. (a)(b)                                        516,120
        50,492     Corinthian Colleges, Inc. (a)(b)                                      1,911,627
        29,951     The Dial Corp.                                                          610,102
        35,603     The J.M. Smucker Co.                                                  1,417,355
        35,368     Kellwood Co.                                                            919,568
         8,141     New England Business Service, Inc.                                      198,640

                       See Notes to Financial Statements.


13  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Consumer Products and Services -- 2.7% (continued)
        30,118     Salton, Inc. (a)(b)                                                $    289,735
        15,924     Sanderson Farms, Inc.                                                   332,971
        21,481     The Scotts Co., Class A Shares (b)                                    1,053,428
        17,602     The Toro Co.                                                          1,124,768
--------------------------------------------------------------------------------------------------
                                                                                         8,374,314
--------------------------------------------------------------------------------------------------
Diversified/Multi-Industry -- 1.0%
        37,295     ESCO Technologies Inc. (b)                                            1,379,915
         1,080     Matthews International Corp., Class A Shares                             24,117
        40,995     Pittston Brink's Group                                                  757,588
        19,472     ScanSource, Inc. (a)                                                    959,970
--------------------------------------------------------------------------------------------------
                                                                                         3,121,590
--------------------------------------------------------------------------------------------------
Drugs -- 1.5%
       121,009     Connetics Corp. (b)                                                   1,454,528
        78,696     Esperion Therapeutics, Inc. (b)                                         559,371
        91,631     Indevus Pharmaceuticals, Inc. (b)                                       195,999
        38,322     MGI Pharma, Inc. (a)(b)                                                 277,834
        37,846     Neurocrine Biosciences, Inc. (b)                                      1,728,048
        53,221     Pain Therapeutics, Inc. (b)                                             127,198
        27,265     Tanox, Inc. (a)(b)                                                      246,748
        16,517     Theragenics Corp. (b)                                                    66,564
--------------------------------------------------------------------------------------------------
                                                                                         4,656,290
--------------------------------------------------------------------------------------------------
Education -- 0.6%
        19,439     Strayer Education, Inc.                                               1,117,743
        49,334     Sylvan Learning Systems, Inc. (b)                                       809,078
--------------------------------------------------------------------------------------------------
                                                                                         1,926,821
--------------------------------------------------------------------------------------------------
Electronics -- 0.8%
        43,504     American Superconductor Corp. (a)(b)                                    130,947
        89,275     Artesyn Technologies, Inc. (b)                                          342,816
        10,407     The Genlyte Group Inc. (b)                                              324,282
        54,457     Nu Horizons Electronics Corp. (b)                                       314,761
        56,705     Park Electrochemical Corp.                                            1,088,736
        28,356     Pixelworks, Inc. (b)                                                    164,465
        24,221     Sypris Solutions, Inc. (a)                                              247,296
--------------------------------------------------------------------------------------------------
                                                                                         2,613,303
--------------------------------------------------------------------------------------------------
Energy -- 5.2%
        31,505     Atwood Oceanics, Inc. (b)                                               948,300
        61,424     Cabot Oil & Gas Corp., Class A Shares                                 1,522,087
        15,329     CH Energy Group, Inc.                                                   714,791
       142,063     Chesapeake Energy Corp.                                               1,099,568
        51,377     Cleco Corp.                                                             719,278
        67,574     Frontier Oil Corp.                                                    1,163,624
        20,962     Headwaters Inc. (b)                                                     325,121
        65,481     Oceaneering International, Inc. (b)                                   1,620,000
        78,804     Offshore Logistics, Inc. (b)                                          1,727,384
       272,036     Parker Drilling Co. (b)                                                 603,920
        35,623     Patina Oil & Gas Corp.                                                1,127,468
        51,665     Plains Exploration & Production Co. (b)                                 503,734
        51,665     Plains Resources Inc. (b)                                               612,230

                       See Notes to Financial Statements.


14  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Energy -- 5.2% (continued)
        54,839     Quantum Fuel Systems Technologies Worldwide, Inc. (a)(b)           $    128,872
        31,306     SEACOR SMIT Inc. (b)                                                  1,393,117
        67,757     Southwestern Energy Co. (b)                                             775,818
        23,749     Stone Energy Corp. (b)                                                  792,267
        44,800     Swift Energy Co. (b)                                                    433,216
--------------------------------------------------------------------------------------------------
                                                                                        16,210,795
--------------------------------------------------------------------------------------------------
Engineering and Construction -- 2.1%
       121,864     Apogee Enterprises, Inc.                                              1,090,805
        24,180     Beazer Homes USA, Inc. (a)(b)                                         1,465,308
        11,760     Hovnanian Enterprises, Inc., Class A Shares (b)                         372,792
        22,454     Meritage Corp. (a)(b)                                                   755,577
        56,350     Simpson Manufacturing Co., Inc. (b)                                   1,853,915
       109,895     USG Corp. (a)(b)                                                        928,613
--------------------------------------------------------------------------------------------------
                                                                                         6,467,010
--------------------------------------------------------------------------------------------------
Entertainment -- 0.1%
        26,954     AMC Entertainment Inc. (b)                                              238,543
--------------------------------------------------------------------------------------------------
Financial Services -- 5.5%
        18,332     Alabama National Bancorp.+                                              797,442
         6,244     BancFirst Corp.                                                         293,468
        14,768     Bank Mutual Corp.                                                       341,584
        24,644     Cash America International, Inc.                                        234,611
        37,095     Cathay Bancorp, Inc.                                                  1,409,239
        60,777     Charter Municipal Mortgage Acceptance Co.                             1,055,696
        46,419     Clark/Bardes, Inc. (b)                                                  893,566
        10,039     Coastal Bancorp, Inc.                                                   324,762
        16,570     Commonwealth Bancorp, Inc.+                                             768,351
        22,865     Connecticut Bancshares, Inc.                                            879,159
         4,892     Corus Bankshares, Inc.                                                  213,585
        12,324     CPB Inc.                                                                338,294
         4,849     F&M Bancorp                                                             155,168
        36,151     First Charter Corp.                                                     650,718
        27,841     First Federal Capital Corp.                                             537,582
        19,209     First Merchants Corp.                                                   437,773
         9,532     FIRSTFED AMERICA BANCORP, Inc.                                          236,870
       207,158     Friedman, Billings, Ramsey Group, Inc., Class A Shares (a)(b)         1,938,999
        10,839     Granite State Bankshares, Inc.                                          473,556
        13,559     IBERIABANK Corp.                                                        544,529
         9,115     Jefferies Group, Inc.                                                   382,557
        65,851     New Century Financial Corp. (a)                                       1,671,957
         9,567     Republic Bancshares, Inc. (b)                                           187,992
        21,478     Southwest Bancorp., Inc.                                                558,213
        47,289     Southwest Bancorp. of Texas, Inc. (b)                                 1,362,396
         8,665     U.S.B. Holding Co., Inc.                                                153,371
        27,684     Willow Grove Bancorp, Inc.                                              384,808
--------------------------------------------------------------------------------------------------
                                                                                        17,226,246
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


15   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Food and Beverage -- 1.4%
        64,163     Chiquita Brands International, Inc. (b)                            $    850,801
        62,045     Dole Food Co., Inc.                                                   2,021,426
        33,953     International Multifoods Corp. (b)                                      719,464
        29,719     Ralcorp Holdings, Inc. (b)                                              747,136
--------------------------------------------------------------------------------------------------
                                                                                         4,338,827
--------------------------------------------------------------------------------------------------
Gaming -- 1.0%
       130,037     Aztar Corp. (b)                                                       1,856,928
        39,955     Boyd Gaming Corp. (a)(b)                                                561,368
        13,660     Monarch Casino & Resort, Inc. (b)                                       187,552
        33,326     Pinnacle Entertainment, Inc.                                            230,949
        23,477     Station Casinos, Inc. (a)(b)                                            415,543
--------------------------------------------------------------------------------------------------
                                                                                         3,252,340
--------------------------------------------------------------------------------------------------
Healthcare -- 6.6%
        49,982     Acacia Research Corp. (a)(b)                                            120,457
        41,678     Advanced Neuromodulation Systems, Inc. (a)(b)+                        1,462,898
        59,740     Albany Molecular Research, Inc. (b)+                                    883,614
        53,790     Apria Healthcare Group Inc. (b)                                       1,196,290
        59,913     Coventry Health Care, Inc. (b)                                        1,739,274
        27,435     Cyberonics, Inc. (a)(b)                                                 504,804
        14,956     Diagnostic Products Corp.                                               577,601
        24,382     Dynacq International, Inc. (a)(b)                                       350,321
        65,332     Fisher Scientific International, Inc. (b)+                            1,965,187
        53,583     Genesis Health Ventures, Inc. (b)                                       827,857
        19,593     ICU Medical, Inc. (b)                                                   730,819
        20,944     IGEN International, Inc. (a)(b)                                         897,450
        48,877     Immucor, Inc. (b)                                                       989,759
        26,379     Mentor Corp.                                                          1,015,592
        38,753     NDCHealth Corp. (a)                                                     771,185
        33,104     Pediatrix Medical Group, Inc. (b)                                     1,326,146
        81,976     Priority Healthcare Corp., Class B Shares (a)(b)                      1,901,843
        98,775     Sonic Innovations, Inc. (b)                                             376,333
        48,878     STERIS Corp. (b)                                                      1,185,292
        55,595     Sunrise Assisted Living, Inc. (a)(b)                                  1,383,760
       225,834     TriPath Imaging, Inc. (b)                                               605,235
--------------------------------------------------------------------------------------------------
                                                                                        20,811,717
--------------------------------------------------------------------------------------------------
Insurance -- 3.6%
        81,503     American Physicians Capital, Inc. (b)                                 1,533,071
        35,030     AMERIGROUP Corp. (b)                                                  1,061,759
        16,114     AmerUs Group Co. (a)                                                    455,543
        17,639     Baldwin & Lyons, Inc., Class B Shares                                   415,398
        51,538     Hilb, Rogal and Hamilton Co.                                          2,107,904
        60,237     LandAmerica Financial Group, Inc.                                     2,135,402
        57,033     ProAssurance Corp. (b)                                                1,197,693
        30,982     StanCorp Financial Group, Inc.                                        1,513,471
        23,124     Stewart Information Services Corp. (b)                                  494,622
        93,054     Vesta Insurance Group, Inc.                                             255,899
--------------------------------------------------------------------------------------------------
                                                                                        11,170,762
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


16   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Internet -- 2.1%
        67,533     Avocent Corp. (b)                                                  $  1,500,583
       146,458     DoubleClick Inc. (b)                                                    828,952
       157,049     FreeMarkets, Inc. (a)(b)                                              1,011,239
        69,413     ITXC Corp. (b)                                                          161,038
        63,259     PC-Tel, Inc. (b)                                                        428,896
        14,877     ProQuest Co. (b)                                                        291,589
       199,441     SonicWALL, Inc. (a)(b)                                                  723,971
        77,291     Websense, Inc. (b)                                                    1,651,013
--------------------------------------------------------------------------------------------------
                                                                                         6,597,281
--------------------------------------------------------------------------------------------------
Leisure -- 0.5%
        31,276     Choice Hotels International, Inc. (b)                                   709,965
        68,852     JAKKS Pacific, Inc. (a)(b)                                              927,436
--------------------------------------------------------------------------------------------------
                                                                                         1,637,401
--------------------------------------------------------------------------------------------------
Machinery -- 1.0%
        30,833     AGCO Corp. (b)                                                          681,409
        31,462     IDEX Corp.                                                            1,028,807
       137,746     Presstek, Inc. (a)(b)                                                   635,009
        16,300     Tecumseh Products Co., Class A Shares                                   719,319
--------------------------------------------------------------------------------------------------
                                                                                         3,064,544
--------------------------------------------------------------------------------------------------
Metals/Mining -- 0.7%
       125,762     AK Steel Holding Corp.                                                1,006,096
        61,747     Reliance Steel & Aluminum Co.                                         1,286,807
--------------------------------------------------------------------------------------------------
                                                                                         2,292,903
--------------------------------------------------------------------------------------------------
Networking -- 0.2%
       107,740     Foundry Networks, Inc. (b)                                              758,490
--------------------------------------------------------------------------------------------------
Paper and Forest Products -- 0.8%
       104,389     Caraustar Industries, Inc.                                              989,608
        66,714     Potlatch Corp.                                                        1,593,130
--------------------------------------------------------------------------------------------------
                                                                                         2,582,738
--------------------------------------------------------------------------------------------------
Publishing -- 1.1%
        43,441     Journal Register Co. (b)                                                772,381
        27,743     Pulitzer Inc.                                                         1,247,048
        48,358     R.H. Donnelley Corp. (b)                                              1,417,373
--------------------------------------------------------------------------------------------------
                                                                                         3,436,802
--------------------------------------------------------------------------------------------------
Real Estate -- 7.8%
        27,204     Alexandria Real Estate Equities, Inc.                                 1,158,890
       101,662     Anthracite Capital, Inc. (a)                                          1,108,116
       106,116     Catellus Development Corp. (b)                                        2,106,403
        35,408     CBL & Associates Properties, Inc.                                     1,418,090
        54,407     Chateau Communities, Inc.                                             1,251,361
        65,419     Cousins Properties, Inc.                                              1,615,849
       150,160     Equity Inns Inc.                                                        903,963
        61,100     First Industrial Realty Trust, Inc.                                   1,710,800
        72,867     Highwoods Properties, Inc.                                            1,610,361
        91,866     IndyMac Bancorp, Inc. (b)                                             1,698,602
        92,083     Jones Lang LaSalle Inc. (b)                                           1,416,237
        52,788     LaSalle Hotel Properties                                                739,032

                       See Notes to Financial Statements.


17   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Real Estate -- 7.8% (continued)
        49,442     Mid-America Apartment Communities, Inc.                            $  1,208,857
        30,766     Mills Corp.                                                             902,674
        54,947     Parkway Properties, Inc.                                              1,927,541
        53,111     Realty Income Corp.                                                   1,858,885
        46,636     Summit Properties Inc.                                                  830,121
       111,189     Trammell Crow Co. (b)                                                 1,000,701
--------------------------------------------------------------------------------------------------
                                                                                        24,466,483
--------------------------------------------------------------------------------------------------
Retail -- 6.7%
        36,052     AnnTaylor Stores Corp. (b)                                              736,182
        16,245     Burlington Coat Factory Warehouse Corp.                                 291,598
        57,322     CBRL Group, Inc.                                                      1,727,112
       259,056     Charming Shoppes, Inc. (a)(b)                                         1,082,854
        30,100     Claire's Stores, Inc.                                                   664,307
       156,062     The Finish Line, Inc. (b)                                             1,646,454
        75,782     Fred's, Inc.                                                          1,947,597
        73,408     The Gymboree Corp. (b)                                                1,164,251
       134,074     Hollywood Entertainment Corp. (b)                                     2,024,517
        82,969     Landry's Restaurants, Inc.                                            1,762,262
        26,232     Lithia Motors, Inc. (b)                                                 411,580
        25,473     Papa John's International, Inc. (a)(b)                                  710,187
        17,374     Payless ShoeSource, Inc. (b)                                            894,240
        51,790     The Pep Boys -- Manny, Moe & Jack                                       600,764
        16,705     Regis Corp.                                                             434,163
        41,291     Ryan's Family Steak Houses, Inc. (b)                                    468,653
        70,169     TBC Corp. (b)                                                           842,730
        51,168     Too Inc. (b)                                                          1,203,471
        29,270     Tractor Supply Co. (b)                                                1,100,552
        61,273     Urban Outfitters, Inc. (a)(b)                                         1,444,205
--------------------------------------------------------------------------------------------------
                                                                                        21,157,679
--------------------------------------------------------------------------------------------------
Semiconductors -- 4.6%
        27,900     Acacia Research (a)(b)                                                  101,556
        32,887     Actel Corp. (b)                                                         533,427
        30,229     Asyst Technologies, Inc. (a)(b)                                         222,183
       129,081     Axcelis Technologies, Inc. (b)                                          724,015
       275,333     AXT, Inc. (b)                                                           495,599
        10,900     Brooks Automation, Inc. (a)(b)                                          124,914
        87,134     Cree, Inc. (a)(b)                                                     1,424,641
        71,806     DSP Group, Inc. (b)                                                   1,135,971
       150,517     EMCORE Corp. (a)(b)                                                     329,632
        43,463     Exar Corp. (b)                                                          538,941
        45,876     FEI Co. (b)                                                             701,444
        61,531     Integrated Circuit Systems, Inc. (b)                                  1,122,941
        66,822     Kulicke and Soffa Industries, Inc. (a)(b)                               382,222
       108,586     Lattice Semiconductor Corp. (b)                                         952,299
       219,247     Microtune, Inc. (a)(b)                                                  686,243
        54,172     MKS Instruments, Inc. (a)(b)                                            890,046
        14,869     OSI Systems, Inc. (b)                                                   252,476
       110,100     Rambus Inc. (b)                                                         738,771
        54,776     Semitool, Inc. (b)                                                      340,159

                       See Notes to Financial Statements.


18   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Semiconductors -- 4.6% (continued)
       227,385     SIPEX Corp. (b)                                                    $    841,325
        59,374     Skyworks Solutions, Inc. (a)(b)                                         511,804
        17,787     Varian Semiconductor Equipment Associates, Inc. (b)                     422,637
       295,794     Vitesse Semiconductor Corp. (b)                                         646,310
        32,217     Zoran Corp. (a)(b)                                                      453,293
--------------------------------------------------------------------------------------------------
                                                                                        14,572,849
--------------------------------------------------------------------------------------------------
Software -- 4.2%
        58,725     ANSYS, Inc. (a)(b)                                                    1,186,245
       184,656     Aspen Technology, Inc. (a)(b)                                           522,576
        59,218     Avid Technology, Inc. (b)                                             1,359,053
        26,616     Cognizant Technology Solutions Corp. (a)(b)                           1,922,474
       121,661     Datastream Systems, Inc. (b)                                            778,630
        16,257     Digimarc Corp. (a)(b)                                                   184,354
       115,724     Documentum, Inc. (a)(b)                                               1,812,238
       100,464     E.piphany, Inc. (b)                                                     418,935
        16,746     EPIQ Systems, Inc. (a)(b)                                               256,549
       111,930     FileNET Corp. (b)                                                     1,365,549
       225,822     Netegrity, Inc. (a)(b)                                                  734,599
        53,503     Take-Two Interactive Software, Inc. (a)(b)                            1,256,785
        52,356     Verity, Inc. (b)                                                        701,099
        88,661     webMethods, Inc. (a)(b)                                                 728,793
--------------------------------------------------------------------------------------------------
                                                                                        13,227,879
--------------------------------------------------------------------------------------------------
Technology -- 1.0%
       459,540     Avanex Corp. (b)                                                        481,598
        14,275     Drexler Technology Corp. (a)(b)                                         179,865
        18,852     II-VI Inc. (b)                                                          302,763
        63,821     Newport Corp. (b)                                                       801,592
        37,675     Stratex Networks, Inc. (b)                                               83,262
        54,871     WebEx Communications, Inc. (a)(b)                                       823,065
        49,077     X-Rite, Inc.                                                            343,048
--------------------------------------------------------------------------------------------------
                                                                                         3,015,193
--------------------------------------------------------------------------------------------------
Telecommunications -- 1.0%
        46,862     Boston Communications Group, Inc. (b)                                   595,616
        55,595     Intrado Inc. (a)(b)                                                     544,831
        50,788     Itron, Inc. (b)                                                         973,606
       122,286     REMEC, Inc. (b)                                                         474,470
       328,571     Time Warner Telecom Inc. (a)(b)                                         693,285
--------------------------------------------------------------------------------------------------
                                                                                         3,281,808
--------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.6%
       102,121     Steven Madden, Ltd. (b)                                               1,845,326
--------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
        28,067     Standard Commercial Corp.                                               508,013
--------------------------------------------------------------------------------------------------
Transportation -- 2.2%
        45,664     Alexander & Baldwin, Inc.                                             1,177,675
        31,630     Atlantic Coast Airlines Holdings, Inc. (b)                              380,509
        45,959     Genesee & Wyoming Inc., Class A Shares (b)                              935,266
        45,768     JB Hunt Transport Services, Inc. (b)                                  1,341,002

                       See Notes to Financial Statements.


19   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                                    SECURITY                                    VALUE
==================================================================================================
Transportation -- 2.2% (continued)
        28,514     Kirby Corp. (b)                                                    $    780,998
        36,332     Midwest Express Holdings, Inc. (b)                                      194,376
        14,659     P.A.M. Transportation Services, Inc. (b)                                369,553
        34,765     RailAmerica, Inc. (a)(b)                                                249,265
        29,545     U.S. Xpress Enterprises, Inc. (b)                                       258,814
        51,200     Werner Enterprises, Inc.                                              1,102,336
--------------------------------------------------------------------------------------------------
                                                                                         6,789,794
--------------------------------------------------------------------------------------------------
Utilities -- 3.4%
        31,355     American States Water Co.                                               725,868
        42,695     Energen Corp.                                                         1,242,424
        62,538     New Jersey Resources Corp.                                            1,975,575
        49,534     Philadelphia Suburban Corp. (a)                                       1,020,400
         3,877     SJW Corp.                                                               302,600
        29,583     Southern Union Co. (b)                                                  488,120
        60,889     UGI Corp.                                                             2,276,640
        33,141     UIL Holdings Corp. (a)                                                1,155,627
        40,373     WPS Resources Corp. (a)                                               1,567,280
--------------------------------------------------------------------------------------------------
                                                                                        10,754,534
--------------------------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost -- $343,962,733)                                              308,654,684
==================================================================================================

   FACE
   AMOUNT                                    SECURITY                                    VALUE
==================================================================================================
--------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.2%
$      700,000     U.S. Treasury Bills, due 3/13/03 (Cost -- $698,364)++                   698,364
==================================================================================================
REPURCHASE AGREEMENT -- 1.6%
     5,062,000     CIBC World Markets Corp., 1.050% due 1/2/03; Proceeds at
                     maturity -- $5,062,295; (Fully collateralized by U.S.
                     Treasury Notes, 0.000% to 10.375% due 6/12/03 to 11/15/12;
                     Market value -- $5,163,528) (Cost -- $5,062,000)                    5,062,000
==================================================================================================
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $349,723,097*)                                            $314,415,048
==================================================================================================

(a)   All or a portion of this security is on loan (See Note 7).
(b)   Non-income producing security.
+ All or a portion of this security has been segregated for open futures contracts commitments.
++ This security is segregated as collateral for futures contracts commitments.
*     Aggregate cost for Federal income tax purposes is $350,976,125.

                       See Notes to Financial Statements.


20   Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2002
================================================================================

ASSETS:
      Investments, at value (Cost -- $349,723,097)                                     $ 314,415,048
      Cash                                                                                    17,051
      Collateral for securities on loan (Note 7)                                          55,153,188
      Receivable for Fund shares sold                                                      2,163,589
      Receivable for securities sold                                                       1,300,287
      Dividends and interest receivable                                                      332,296
      Receivable from broker -- variation margin                                               3,000
----------------------------------------------------------------------------------------------------
      Total Assets                                                                       373,384,459
----------------------------------------------------------------------------------------------------

LIABILITIES:
      Payable for securities on loan (Note 7)                                             55,153,188
      Investment advisory fee payable                                                        176,819
      Payable for Fund shares purchased                                                       43,590
      Administration fee payable                                                              27,592
      Payable for securities purchased                                                        16,561
      Distribution fees payable                                                                8,771
      Accrued expenses                                                                        91,500
----------------------------------------------------------------------------------------------------
      Total Liabilities                                                                   55,518,021
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                       $ 317,866,438
====================================================================================================

NET ASSETS:
      Par value of capital shares                                                      $      30,789
      Capital paid in excess of par value                                                395,195,252
      Undistributed net investment income                                                    598,143
      Accumulated net realized loss from security transactions and futures contracts     (42,563,207)
      Net unrealized depreciation of investments and futures contracts                   (35,394,539)
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                       $ 317,866,438
====================================================================================================

Shares Outstanding:
      Class A                                                                              2,669,162
      ----------------------------------------------------------------------------------------------
      Class B                                                                              1,815,386
      ----------------------------------------------------------------------------------------------
      Class L                                                                              1,484,616
      ----------------------------------------------------------------------------------------------
      Class Y                                                                             24,820,036
      ----------------------------------------------------------------------------------------------

Net Asset Value:
      Class A (and redemption price)                                                   $       10.22
      ----------------------------------------------------------------------------------------------
      Class B *                                                                        $        9.71
      ----------------------------------------------------------------------------------------------
      Class L **                                                                       $        9.71
      ----------------------------------------------------------------------------------------------
      Class Y (and redemption price)                                                   $       10.42
      ----------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
      Class A (net asset value plus 5.26% of net asset value per share)                $       10.76
      ----------------------------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value per share)                $        9.81
====================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


21  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Statement of Operations For the Year Ended December 31, 2002
================================================================================

INVESTMENT INCOME:
      Dividends                                                             $  3,252,088
      Interest                                                                   539,830
      Less: Foreign withholding tax                                               (5,376)
----------------------------------------------------------------------------------------
      Total Investment Income                                                  3,786,542
----------------------------------------------------------------------------------------

EXPENSES:
      Investment advisory fee (Note 2)                                         2,257,829
      Distribution fees (Note 2)                                                 459,706
      Administration fee (Note 2)                                                347,358
      Shareholder and system servicing fees                                       88,234
      Registration fees                                                           75,000
      Shareholder communications                                                  58,942
      Audit and legal                                                             49,377
      Custody                                                                     47,993
      Directors' fees                                                              1,845
      Other                                                                        7,255
----------------------------------------------------------------------------------------
      Total Expenses                                                           3,393,539
----------------------------------------------------------------------------------------
Net Investment Income                                                            393,003
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
      Realized Loss From:
         Security transactions (excluding short-term securities)             (24,100,051)
         Futures contracts                                                      (105,441)
----------------------------------------------------------------------------------------
      Net Realized Loss                                                      (24,205,492)
----------------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation (Depreciation) of Investments
      and Futures Contracts:
         Beginning of year                                                    16,306,030
         End of year                                                         (35,394,539)
----------------------------------------------------------------------------------------
      Increase in Net Unrealized Depreciation                                (51,700,569)
----------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                (75,906,061)
----------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                      $(75,513,058)
========================================================================================

                       See Notes to Financial Statements


22  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                      2002             2001
================================================================================================
OPERATIONS:
      Net investment income                                       $     393,003    $     609,178
      Net realized gain (loss)                                      (24,205,492)      22,600,541
      Increase in net unrealized depreciation                       (51,700,569)     (24,731,949)
------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Operations                        (75,513,058)      (1,522,230)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                             (60,588)        (311,378)
      Capital                                                          (191,112)        (184,620)
------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Distributions to Shareholders        (251,700)        (495,998)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
      Net proceeds from sale of shares                               92,903,989       64,317,714
      Cost of shares reacquired                                     (71,325,860)     (57,695,058)
------------------------------------------------------------------------------------------------
      Increase in Net Assets From Fund Share Transactions            21,578,129        6,622,656
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (54,186,629)       4,604,428

NET ASSETS:
      Beginning of year                                             372,053,067      367,448,639
------------------------------------------------------------------------------------------------
      End of year*                                                $ 317,866,438    $ 372,053,067
================================================================================================
* Includes undistributed net investment income of:                $     598,143    $     357,239
================================================================================================

                       See Notes to Financial Statements.


23  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Fund paid transfer agent fees of $70,518 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2002, SSB and its affiliates did not receive any brokerage commissions.


24  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, SSB received sales charges of approximately $47,000 and $29,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2002, CDSCs paid to SSB were approximately:

                                                 Class B             Class L
================================================================================
CDSCs                                            $44,000              $2,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class to SSB. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively, to SSB.

For the year ended December 31, 2002, total Distribution Plan fees were as follows:

                                     Class A          Class B         Class L
================================================================================
Distribution Plan Fees               $79,138         $214,410        $166,158
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $308,796,283
--------------------------------------------------------------------------------
Sales                                                                274,730,804
================================================================================

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 24,150,082
Gross unrealized depreciation                                       (60,711,159)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(36,561,077)
================================================================================


25  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Fund had the following open futures contracts.

                         # of                    Basis      Market    Unrealized
Purchased Contracts:   Contracts  Expiration     Value       Value       Loss
================================================================================
Russell 2000 Index        30         3/03     $5,834,490  $5,748,000   $(86,490)
================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and


26  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $52,090,686. The Fund received cash collateral amounting to $55,153,188 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities loaned for the year ended December 31, 2002 was $123,569.

8. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $40,798,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains to offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31, of the year indicated:

                                                     2009              2010
================================================================================
Carryforward Amounts                              $15,625,000      $25,173,000
================================================================================

9. Income Tax Information and Distributions to Shareholders At December 31, 2002 the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------
Accumulated capital loss                                           $(40,797,648)
--------------------------------------------------------------------------------
Unrealized depreciation                                             (36,561,077)
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals and basis adjustments resulting from investments in Real Estate Investment Trusts.

The tax character of distributions paid during the year ended December 31, 2002 was:

================================================================================
Ordinary income                                                         $ 60,588
Return of capital                                                        191,112
--------------------------------------------------------------------------------
Total                                                                   $251,700
================================================================================


27  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

10. Capital Shares

At December 31, 2002, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                           Year Ended                                  Year Ended
                                        December 31, 2002                           December 31, 2001
                               -----------------------------------         ----------------------------------
                                  Shares                Amount               Shares                Amount
=============================================================================================================
Class A
Shares sold                     1,331,742            $ 15,840,787           2,375,226           $ 29,458,728
Shares reacquired              (1,284,878)            (14,962,253)         (2,965,358)           (36,848,382)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)            46,864            $    878,534            (590,132)          $ (7,389,654)
=============================================================================================================
Class B
Shares sold                       254,021            $  2,948,055             221,866           $  2,599,742
Shares reacquired                (441,839)             (4,835,075)           (451,969)            (5,239,971)
-------------------------------------------------------------------------------------------------------------
Net Decrease                     (187,818)           $ (1,887,020)           (230,103)          $ (2,640,229)
=============================================================================================================
Class L
Shares sold                       348,702            $  3,991,826             343,594           $  4,075,741
Shares reacquired                (341,312)             (3,708,506)           (332,939)            (3,752,609)
-------------------------------------------------------------------------------------------------------------
Net Increase                        7,390            $    283,320              10,655           $    323,132
=============================================================================================================
Class Y
Shares sold                     5,946,763            $ 70,123,321           2,308,813           $ 28,183,503
Shares reacquired              (3,878,233)            (47,820,026)           (976,459)           (11,854,096)
-------------------------------------------------------------------------------------------------------------
Net Increase                    2,068,530            $ 22,303,295           1,332,354           $ 16,329,407
=============================================================================================================


28  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                  2002(1)           2001(1)           2000(1)           1999(1)           1998(1)
===================================================================================================================================
Net Asset Value, Beginning of Year           $     12.80       $     12.91       $     14.26       $     13.35       $     13.68
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                    (0.02)            (0.01)             0.02              0.02              0.00*
   Net realized and unrealized gain (loss)         (2.56)            (0.10)             0.15              2.65             (0.17)**
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (2.58)            (0.11)             0.17              2.67             (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                --                --             (0.08)               --
   Net realized gains                                 --                --             (1.52)            (1.68)            (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --             (1.52)            (1.76)            (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     10.22       $     12.80       $     12.91       $     14.26       $     13.35
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (20.16)%           (0.85)%            1.57%            21.09%            (1.31)%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $    27,281       $    33,576       $    41,457       $    41,669       $    42,747
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.26%             1.23%             1.16%             1.23%             1.33%
   Net investment income (loss)                    (0.17)            (0.08)             0.15              0.13              0.03
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               83%               87%              101%              104%              129%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

*     Amount represents less than $0.01 per share.

** The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.


29  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                                  2002(1)           2001(1)           2000(1)           1999(1)           1998(1)
==================================================================================================================================
Net Asset Value, Beginning of Year           $     12.26       $     12.45       $     13.92       $     13.09       $     13.52
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                             (0.10)            (0.10)            (0.09)            (0.09)            (0.09)
   Net realized and unrealized gain (loss)         (2.45)            (0.09)             0.14              2.60             (0.18)*
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (2.55)            (0.19)             0.05              2.51             (0.27)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              --                --                --                --                --
   Net realized gains                                 --                --             (1.52)            (1.68)            (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --             (1.52)            (1.68)            (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $      9.71       $     12.26       $     12.45       $     13.92       $     13.09
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (20.80)%           (1.53)%            0.72%            20.21%            (2.07)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $    17,627       $    24,557       $    27,801       $    28,746       $    23,551
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         2.00%             1.97%             1.97%             2.04%             2.10%
   Net investment loss                             (0.93)            (0.82)            (0.65)            (0.66)            (0.72)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               83%               87%              101%              104%              129%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.


30  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                  2002(1)           2001(1)           2000(1)           1999(1)         1998(1)(2)
==================================================================================================================================
Net Asset Value, Beginning of Year           $     12.26       $     12.45       $     13.91       $     13.09       $     13.51
Income (Loss) From Operations:
  Net investment loss                              (0.10)            (0.10)            (0.09)            (0.08)            (0.10)
  Net realized and unrealized gain (loss)          (2.45)            (0.09)             0.15              2.58             (0.16)*
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (2.55)            (0.19)             0.06              2.50             (0.26)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               --                --                --                --                --
  Net realized gains                                  --                --             (1.52)            (1.68)            (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     --          --(1.52)             (1.68)            (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $      9.71       $     12.26       $     12.45       $     13.91       $     13.09
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (20.80)%           (1.53)%            0.79%            20.12%            (1.99)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $    14,419       $    18,108       $    18,256       $    14,684       $     7,101
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.99%             1.98%             1.96%             2.01%             2.13%
  Net investment loss                              (0.91)            (0.82)            (0.64)            (0.61)            (0.74)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               83%               87%              101%              104%              129%
==================================================================================================================================

Class Y Shares                                  2002(1)           2001(1)           2000(1)           1999(1)           1998(1)
==================================================================================================================================
Net Asset Value, Beginning of Year           $     13.00       $     13.07       $     14.37       $     13.34       $     13.63
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.03              0.04              0.07              0.08              0.06
  Net realized and unrealized gain (loss)          (2.60)            (0.09)             0.15              2.66             (0.16)*
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (2.57)            (0.05)             0.22              2.74             (0.10)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.00)**          (0.01)               --             (0.03)            (0.03)
  Net realized gains                                  --                --             (1.52)            (1.68)            (0.16)
  Capital                                          (0.01)            (0.01)               --                --                --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.01)            (0.02)            (1.52)            (1.71)            (0.19)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     10.42       $     13.00       $     13.07       $     14.37       $     13.34
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (19.77)%           (0.37)%            1.91%            21.55%            (0.80)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   258,539       $   295,812       $   279,935       $   258,594       $   207,513
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.80%             0.80%             0.79%             0.82%             0.94%
  Net investment income                             0.29              0.36              0.52              0.56              0.44
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               83%               87%              101%              104%              129%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.

**    Amount represents less than $0.01 per share.


31  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors
of Smith Barney Small Cap Core Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Core Fund, Inc. ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP

New York, New York
February 12, 2003


32  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Core Fund, Inc. ("Fund")are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and          Principal                    in Fund            Other
                              Position(s)     Length of         Occupation(s)                  Complex        Directorships
                               Held with        Time               During                     Overseen          Held by
Name, Address and Age            Fund          Served          Past Five Years               by Director        Director
====================================================================================================================================
Non-Interested Directors:

Lee Abraham                    Director         Since    Retired; Former Chairman and            28         Signet Group PLC
13732 LeHavre Dr.                               1999     CEO of Associated Merchandising
Frenchman's Creek                                        Corp., a major retail merchandising
Palm Beach Gardens, FL 33410                             organization. Former Director of
Age: 75                                                  Galey & Lord, Liz Claiborne,
                                                         R.G. Barry Corporation

Allan J. Bloostein             Director         Since    President of Allan Bloostein            35         Taubman Centers Inc.
27 West 67th Street                             1999     Associates, a consulting firm. For-
Apt. 5FW                                                 mer Director of CVS Corporation
New York, NY10023
Age: 72

Jane F. Dasher                 Director         Since    Controller of PBK Holdings Inc.,        28                None
Korsant Partners                                1999     a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age: 53

Donald R. Foley                Director         Since    Retired                                 19                None
3658 Freshwater Drive                           1993
Jupiter, FL 33477
Age: 80

Richard E. Hanson Jr.          Director         Since    Retired; Former Head of the             28                None
2751 Vermont Route 140                          1999     New Atlanta Jewish Community
Poultney, VT 05764                                       High School
Age: 61

Dr. Paul Hardin                Director         Since    Professor of Law & Chancellor           36                None
12083 Morehead                                  1996     Emeritus at the University of
Chapel Hill, NC 27514-8426                               North Carolina
Age: 71

Roderick C. Rasmussen          Director         Since    Investment Counselor                    28                None
9 Cadence Court                                 1993
Morristown, NJ 07960
Age: 76

John P. Toolan                 Director         Since    Retired                                 28         John Hancock Funds
7202 Southeast Golf Ridge Way                   1993
Hobe Sound, FL 33455
Age: 72


33  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and          Principal                    in Fund            Other
                              Position(s)     Length of         Occupation(s)                  Complex        Directorships
                               Held with        Time               During                     Overseen          Held by
Name, Address and Age            Fund          Served          Past Five Years               by Director        Director
====================================================================================================================================
Interested Directors:

R. Jay Gerken**                Chairman,        Since    Managing Director of Salomon            227               None
SSB                            President and    2002     Smith Barney Inc. ("SSB");
399 Park Avenue                Chief                     Chairman, President and Chief
4th Floor                      Executive                 Executive Officer of Smith Barney
New York, NY 10022             Officer                   Fund Management LLC ("SBFM"),
Age 51                                                   Travelers Investment Adviser,
                                                         Inc. ("TIA") and Citi Fund
                                                         Management Inc.

Officers:

Lewis E. Daidone               Senior Vice      Since    Managing Director of SSB; Former        N/A               N/A
SSB                            President        1993     Chief Financial Officer and
125 Broad Street               and Chief                 Treasurer of mutual funds
11th Floor                     Administrative            affiliated with Citigroup Inc.,
New York, NY 10004             Officer                   Director and Senior Vice President
Age: 45                                                  of SBFM and TIA

Richard L. Peteka              Chief            Since    Director and Head of Internal           N/A               N/A
SSB                            Financial        2002     Control for Citigroup Asset
125 Broad Street               Officer and               Management U.S. Mutual Fund
11th Floor                     Treasurer                 Administration from 1999-2002;
New York, NY 10004                                       Vice President, Head of Mutual
Age 41                                                   Fund Administration and Treasurer
                                                         at Oppenheimer Capital from
                                                         1996-1999

Sandhip A. Bhagat, CFA         Vice President   Since    Managing Director of SSB; President     N/A               N/A
TIMCO                          Investment       1995     of Travelers Investment Management
100 First Stamford Place       Officer                   Company ("TIMCO") Investment
Stamford, CT 06902                                       Officer of SBFM
Age: 41

Kaprel Ozsolak                 Controller       Since    Vice President of SSB                   N/A               N/A
SSB                                             2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor             Secretary        Since    Managing Director of SSB;               N/A               N/A
SSB                                             1993     General Counsel and Secretary
300 First Stamford Place                                 of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

----------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.


34  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

      o     A corporate dividends received deduction of 99.07%.

      o A total of 0.93% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


35  Smith Barney Small Cap Core Fund, Inc. | 2002 Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
SMALL CAP CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Travelers Investment
  Management Company

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699


--------------------------------------------------------------------------------

Smith Barney Small Cap Core Fund, Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Core Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01319 2/03                                                             03-4525